UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                February 5, 2001
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




    Pennsylvania                   000-22026                 25-1407782
(State or other            (Commission File Number) (IRS Employer
jurisdiction of corporation)                                Identification No.)





One RentWay Place, Erie, Pennsylvania                                16505
-------------------------------------------------------------------------------
(Address of principal executive offices)                           Zip Code



Registrant's telephone number, including area code:      (814) 455-5378
                                                     ---------------------

Item 5.           Other Events

 Rent-Way Schedules Conference Call to Discuss Expected Fiscal 2001 Performance

Erie, Pennsylvania, February 1, 2001 -- Rent-Way, Inc. (NYSE: RWY) today announced it would host a conference call on Monday, February 5, 2001 to discuss its expected financial performance for the fiscal year ending September 30, 2001. Information on these expectations will be released shortly after the market closes on the day of the conference call. Hosting the conference call will be William E. Morgenstern, Rent-Way's chairman and chief executive officer, and William McDonnell, vice president and chief financial officer.

Conference call details:

         Date/Time:  February 5, 2001  4:30 p.m. (EST)

The   conference    call   will   also   be   webcast   on   the   Internet   at
http://www.videonewswire.com/RENTWAY/020501/.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,126 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                       -----------------------------------
                                  (Registrant)





  February 5, 2001                         /s/William E. Morgenstern
----------------------                  ---------------------------------------
        Date                                         (Signature)
                                              William E. Morgenstern
                                         Chairman and Chief Executive Officer





  February 5, 2001                           /s/William A. McDonnell
-----------------------                 ---------------------------------------
        Date                                        (Signature)
                                                William A. McDonnell
                                     Vice President and Chief Financial Officer